CMG INTERNATIONAL STOCK FUND
                                  (THE "FUND")

             SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL
                       INFORMATION DATED DECEMBER 1, 2005

         Effective January 6, 2006, Ms. Burgess and Ms. Snee will no longer co-manage the Fund.

         1. The section in the prospectus entitled "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" for the Fund is revised in its entirety and replaced with the following:

         FRED COPPER, a portfolio manager of Columbia Management Advisors, LLC ("Columbia Advisors") is the manager for the Fund and has managed or co-managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to October, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.

         2. All references to Ms. Burgess and Ms. Snee in the Statement of Additional Information are removed.


SUP-47/93701-1205                                             December 28, 2005